Subsequent events	3 Months Ended
Mar. 31, 2020
Subsequent events [Abstract]
Subsequent events
Note 22. - Subsequent events

On April 3, 2020, the Company closed the secured 2020 Green Private Placement for € 290 million (approximately $320 million). The private placement accrues interest at an annual 1.96% interest, payable quarterly and has a June 2026 maturity. Net proceeds have been primarily used to repay the Note Issuance Facility 2017.

On April 8, 2020, Logrosan Solar Inversiones, S.A, the subsidiary-holding company of Solaben 1/6 and Solaben 2/3 entered into a green project financing agreement with ING Bank, B.V. and Banco Santander S.A. (the “Green Project Finance”). The lenders of the new facility have no recourse to Atlantica at the corporate level. After considering transaction costs and reserves, the Green Project Finance has permitted the Company to free $143 million “recap” that it expects to use to finance new investments in renewable assets. The Green Project Finance was issued in compliance with the 2018 Green Loan Principles and has an unqualified Second Party Opinion delivered by Sustainalytics.

In April 2020, the Company made an initial investment in the creation of a renewable energy platform in Chile, together with financial partners, where it owns approximately a 35% stake and has a strategic investor role. The first investment was the acquisition of a 58 MW solar PV plant in the Atacama Desert an area with excellent solar resource. This asset has been in operation since 2016 demonstrating good operating track record while selling its production in the Chilean power market. The platform intends to make further investments in renewable energy in Chile and to sign PPAs with credit worthy offtakers. The initial contribution isexpected to be $5 million.

On May 6, 2020, the Board of Directors of the Company approved a dividend of [$0.41] per share, which is expected to be paid on June 15, 2020.